SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 23, 2006


                                PACIFIC CMA, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                   Delaware                                  0-27653                              84-1475073
---------------------------------------------        ------------------------           --------------------------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)           (IRS Employer Identification No.)


c/o Airgate International Corp., 153-10 Rockaway Blvd.                               Jamaica, New York         11434
------------------------------------------------------                               -----------------------------------
     (Address of Principal Executive Office)                                          (City and State)       (Zip Code)


Registrant's telephone number, including area code:            (212) 247-0049
                                                    -------------------------------------

ITEM 5.  Other Events

         On May 23, 2006, at the Annual Meeting of the Company's Stockholders, all of the Company's nominees to the Company's Board of Directors were elected to the Company's Board of Directors.

         The Annual Meeting of Stockholders was held at 12:00 Noon, local time, at the American Stock Exchange, located at 86 Trinity Place, Board Room, New York, New York 10006.

         Proposals presented to the stockholders at that meeting were the following:

         The election of members to the Company's Board of Directors and the retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2006.

         An aggregate of 22,906,126 shares, representing approximately 84.3% of the Company's then 27,184,488 issued and outstanding shares were present in person or by proxy. A clear quorum was present.

         The stockholders in person or by proxy voted their shares as follows:

Election of Directors

                                                          Against and/or           Approximate Percentage
                                                        Withhold Authority         of "For" Votes of All
             Name                              For          to Vote For         Issued and Outstanding Shares
             ----                              ---           ---------          -----------------------------

         Alfred Lam                         22,783,267        122,859                        83.8%
         Scott Turner                       22,773,267        132,859                        83.8%
         Louisa Chan                        22,783,267        122,859                        83.8%
         Kaze Chan                          22,783,267        122,859                        83.8%
         Kwong Sang Liu                     22,783,767        122,359                        83.8%
         Kenneth Chik                       22,783,767        122,359                        83.8%
         Chung Leung Yu                     22,783,767        122,359                        83.8%

Ratification of the appointment of
the BKD, LLP, as the Company's
auditors for the Fiscal year ended
December, 2006                              22,799,126        107,000                        83.9%

         As a result of the foregoing, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Kwong Sang Liu, Kenneth Chik and Chung Leung Yu were elected to the Company's Board of Directors and the Company's Proposal to ratify the appointment of the BKD, LLP, as the Company's auditors for the fiscal year ending December 31, 2006 was approved.

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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PACIFIC CMA, INC.


                                             By:  /s/ Scott Turner
                                                  ------------------------------
                                                  Name:    Scott Turner
                                                  Title:   President


Dated: May 24, 2006



























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